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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 19, 2000


                            KRAUSE'S FURNITURE, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


                0-17868                               77-0310773
         (Commission File Number                   (I.R.S. Employer
                                                   Identification No.)


                    200 North Berry Street, Brea, California
               (Address of Principal Executive Offices) (Zip Code)


                                 (714) 990-3100
                         (Registrant's telephone number,
                              including area code)


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ITEM 8.  CHANGE IN FISCAL YEAR.

        On January 4, 2000, Krause's Board of Directors acted to change the ending date of Krause's fiscal year. The fiscal year, which has ended on the Sunday closest to January 31, will, beginning with fiscal 1999, end on the Sunday closest to December 25. Therefore, Krause's current fiscal year ends on December 24, 2000, and its previous fiscal year ended on December 26, 1999. Krause's next annual report on Form 10-K will include the report covering the transition period, which is the eleven-month period ended December 26, 1999.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KRAUSE'S FURNITURE, INC.

                                        /s/ ROBERT A. BURTON
Date:  January 19, 2000                 ----------------------------------------
                                        Robert A. Burton
                                        Executive Vice President and
                                        Chief Financial Officer

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